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                                                                Exhibit 10.40.1

                              ADDENDUM TO TAX AGREEMENT

         This Addendum to Tax Agreement (this "Addendum"), dated as of July 12, 1996, by and among Rykoff-Sexton, Inc., a Delaware corporation ("RSI"), Frank H. Bevevino ("Bevevino") and Bevevino Unitrust Partners Limited Partnership, a Pennsylvania limited partnership (the "Partnership").


                                 W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement and Plan of Merger, dated
February 2, 1996 (the "Merger Agreement"), by and among
RSI, USF Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of RSI ("Merger Sub"), and US Foodservice Inc., a Delaware corporation (the "Company"), the Company merged with and into Merger Sub on May 17, 1996;

         WHEREAS, it is the intention of the parties to the Merger Agreement that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         WHEREAS, in connection therewith, RSI, Bevevino and certain other Persons have entered into a Tax Agreement, dated May 17, 1996 (the "Tax Agreement"; capitalized terms used but not defined herein having the same meanings ascribed to such terms in the Tax Agreement);

         WHEREAS, Bevevino represented and warranted to RSI in the Tax Agreement that, immediately prior to the Effective Time, he was the record and beneficial owner of 276,787.9620 shares of Class A Common Stock of the Company;

         WHEREAS, immediately prior to the Effective Time, Bevevino was actually the record and beneficial owner of only 183,611.5380 shares of Class A Common Stock of the Company, and the Partnership was the record and beneficial owner of the remaining 93,176.4240 shares of Class A Common Stock of the Company;

         WHEREAS, the Partnership is not a party to the Tax Agreement; and


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         WHEREAS, RSI and Bevevino desire that the Partnership become a party to the Tax Agreement, and the Partnership is willing to become a party to the Tax Agreement;


         NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         Section 1. REPRESENTATIONS AND WARRANTIES OF BEVEVINO AND THE PARTNERSHIP. (a) The representations and warranties made by Bevevino in
Section 6 of the Tax Agreement will be deemed effective only with respect to the 183,611.5380 shares of Class A Common Stock of the Company of which Bevevino was the record and beneficial owner immediately prior to the Effective Time, and are hereby rendered null and void with respect to the 93,176.4240 shares of Class A Common Stock of the Company of which the Partnership was the record and beneficial owner immediately prior to the Effective Time.

         (b) Schedule I to the Tax Agreement is hereby amended by deleting Bevevino's name and the number of shares of Class A Common Stock set forth opposite thereto, and adding the following information in place thereof:


                                    Class A             Class B
    Name of Stockholder           Common Stock        Common Stock
    -------------------           ------------        ------------
Bevevino Unitrust Partners         93,176.4240
Limited Partnership                                         0

Frank H. Bevevino                 183,611.5380              0


         (c) Bevevino hereby remakes to RSI each of the representations and warranties set forth in Section 6 of the Tax Agreement with respect to the number of shares of Class A Common Stock set forth opposite his name in Section 1(b) hereof as if such representations and warranties were set forth herein, and further represents and warrants to RSI that such representations and warranties were true and correct at and as of the date of the Tax Agreement. In addition, Bevevino hereby makes to RSI each of the representations and warranties contained in Section 6 of the Tax Agreement, other than the representation and warranty contained in the third sentence of such Section 6, as if such representations and warranties were set forth herein but with


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each reference to the term "this Agreement" being deemed to be a reference to
"this Addendum."

         (d) The Partnership hereby makes to RSI each of the representations and warranties contained in Section 6 of the Tax Agreement as if such representations and warranties were set forth herein but with each reference to the term "this Agreement" being deemed to be a reference to "this Addendum."

         Section 2. RIGHTS AND OBLIGATIONS OF THE PARTNERSHIP. The Partnership hereby accepts and adopts and agrees to be bound by and comply with all of the terms and conditions of the Tax Agreement, for the express benefit of RSI, Bevevino and the other parties to the Tax Agreement. The Partnership shall for all purposes be deemed to be a party thereto in the same manner and to the same extent as if the Partnership had been a party thereto as of the date of the Tax Agreement.

         Section 3. DISTRIBUTION BY THE PARTNERSHIP. If the Partnership becomes required by the terms of its limited partnership agreement to distribute to its partners a number of RSI Common Shares received by it in the Merger in a Transfer that would otherwise be in violation of Section 1(a) of the Tax Agreement, the Partnership shall be permitted to effect such distribution provided that (i) the shares of RSI Common Stock so distributed to its partners are distributed in accordance with the partners' respective interests in the Partnership, (ii) each of such partners shall have executed and delivered to RSI in advance of such distribution a document evidencing such partner's agreement to be bound by and to comply with all of the terms and conditions of Section 1 of the Tax Agreement, which document shall be satisfactory in form and substance to RSI in its reasonable discretion, and (iii) at the written request of each such partner, which request shall specify the total number of RSI Common Shares to be distributed to such partner and such partner's pro rata share of the Restricted Shares Number determined with respect to the Partnership, RSI shall cause two stock certificates to be issued to each such partner representing such RSI Common Shares to be so distributed to such partner, one of which shall evidence a number of RSI Common Shares equal to such partner's pro rata share of the Restricted Shares Number determined with respect to the Partnership and which shall bear the legend referred to in Section 1(d) of the Tax Agreement, and one of which shall evidence the balance of the RSI Common Shares


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to be distributed to such partner and which shall not bear the legend referred to in Section 1(d) of the Tax Agreement.

         Section 4. DEEMED COUNTERPART. This Addendum shall be deemed to constitute a counterpart to the Tax Agreement within the meaning of Section 9(m) thereof, and RSI and the other parties to the Tax Agreement may rely hereon.

         Section 5.  GOVERNING LAW.    This Addendum and all disputes hereunder
shall be governed by and construed and enforced in accordance with the law of the State of Delaware.

         Section 6. NOTICES. All notices, requests, demands or other communications required by or otherwise with respect to the Tax Agreement or this Addendum shall be given in accordance with the provisions of Section 9(a) of the Tax Agreement, and, in the case of Bevevino or the Partnership, shall be given to Bevevino or the Partnership, as the case may be, at the address set forth below their respective names on the signature page to this Addendum, or to such other address as either of them may designate from time to time by notice so given.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Addendum on the date first above written.


                             RYKOFF-SEXTON, INC.



                             By:/s/ Mark Van Stekelenburg
                                -------------------------
                                Name:  Mark Van Stekelenburg
                                Title: Chairman, President and
                                       Chief Executive Officer




                             BEVEVINO UNITRUST PARTNERS LIMITED
                             PARTNERSHIP

                             By:  Frank H. Bevevino Charitable
                                  Remainder Unitrust No. 2, as
                                  Its General Partner



                                  By:  Frank H. Bevevino
                                       -----------------
                                     Name:  Frank H. Bevevino
                                     Title:  Trustee

                                  Address:






                                  /s/ Frank H. Bevevino
                                  ---------------------
                                  FRANK H. BEVEVINO

                             Address:





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